                                                                    Exhibit 99.1




FOR IMMEDIATE RELEASE
COMPANY CONTACT:        CAROL COBURN
                        860.870.6112 extension 317
                        BIO.PLEXUS@SNET.NET

                        BIO-PLEXUS ANNOUNCES 1999 RESULTS


Vernon, CT - March 31 - Bio-Plexus, Inc. today reported financial results for the year ended December 31, 1999.

The Company reported that 1999 was highlighted by an increase in the sales of safety medical devices by $1,813,000 or 50% over the prior year. 1999 was also a landmark year for Bio-Plexus, as the importance of healthcare worker safety was heightened with legislative action at the state and federal levels, and with federal OSHA's issuance of a compliance directive mandating the use of safety needles in healthcare facilities nationwide.

Total revenues for the year ended 1999 were $7,024,000 as compared to $9,307,000 in the prior year. The Company incurred a net loss for the year of $5,233,000 or $0.39 per share on 13,540,922 shares compared with a net loss of $2,960,000 or $0.24 per share on 12,263,870 shares for 1998.

By business segment, revenues from the sales of safety medical products grew to $5,449,000 in 1999 from $3,636,000 in 1998, an increase of $1,813,000 or 50%
over the prior year. Additionally, gross margin for safety medical products was $2,289,000 in 1999 as compared to $435,000 in the prior year, an increase of $1,854,000 due to lower manufacturing costs associated with its blood collection needle product line.

Revenues from joint venture design and development arrangements decreased by $4,096,000, and this segment's gross margins decreased by $1,655,000 from 1998 to 1999 due to the completion of the I.V. catheter development project and the PICC introducer project. "It is important to note that Johnson & Johnson and Teleflex -- market leaders in each of these product categories --chose to license PUNCTUR-GUARD technology," said Carl Sahi, president and chief executive officer. "It is also important to note that Bio-Plexus' role in the development phases of these projects is complete and the royalty phases will begin with the launch of these products," he added.

Contributing to the overall net loss for the year were financing expenses of $2,367,000, of which $1,721,000 was non-cash expenses associated with various financing transactions entered into by the Company. These charges represent the amortization of warrants issued in connection with the convertible debenture financing and the bridge loan financing during 1999.

"The increase in sales of medical devices represents the shift in the market toward safety," Sahi continued. "In addition, we are pleased with the strides that we have made in 1999 to reduce manufacturing costs, thereby resulting in increased gross margin. We will continue our efforts to increase sales and marketing, develop additional applications for our technology, and decrease manufacturing costs. PUNCTUR-GUARD technology will continue to be introduced into the market in 2000 through both strategic partnerships and through new product launches and will position Bio-Plexus to capitalize on this unprecedented market opportunity," Sahi concluded.

Bio-Plexus, Inc. (NASDAQ: BPLX), designs, develops, manufactures and holds U.S. and international patents on safety medical needles and other products under the PUNCTUR-GUARD(R), DROP-IT(R), and PUNCTUR-GUARD REVOLUTION(TM) brand names. In studies by the Centers for Disease Control (MMWR, January 1997) and ECRI (Health Devices, June 1998 and October 1999) PUNCTUR-GUARD(R) needles ranked highest of all devices studied. Accidental needlesticks number about one million per year in the United States and can result in the transmission of deadly diseases including HIV and Hepatitis B and C.

NOTE: THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS AS DEFINED UNDER FEDERAL SECURITIES LAWS, AS AMENDED. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH TERMINOLOGY AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," "ANTICIPATES" OR DERIVATIONS OR NEGATIVES THEREOF OR COMPARABLE TERMINOLOGY, OR DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF, AMONG OTHER FACTORS, GENERAL ECONOMIC CONDITIONS AND GROWTH IN THE SAFETY MEDICAL PRODUCTS INDUSTRY, COMPETITIVE FACTORS AND PRICING PRESSURES, CHANGES IN PRODUCT MIX, PRODUCT DEMAND, RISK OF DEPENDENCE ON THIRD PARTY SUPPLIERS AND FINANCIERS, ABILITY TO OBTAIN FINANCING, AS WELL AS OTHER FACTORS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OR DISCUSSED IN OTHER PRESS RELEASES ISSUED BY THE COMPANY.

________________________________________________________________________
2000

                                BIO-PLEXUS, INC.

                                 BALANCE SHEETS

                                                                               DECEMBER 31,      DECEMBER 31,
                                                                                   1999              1998
                                                                               ------------      ------------

                    ASSETS
                    Current assets:
                         Cash and cash equivalents                             $    867,000      $    535,000
                         Accounts receivable                                        908,000           564,000
                         Inventories:
                               Raw materials                                        621,000         1,164,000
                             Work-in-process                                        474,000           470,000
                              Finished goods                                      1,167,000           390,000
                                                                               ------------      ------------
                                                                                  2,262,000         2,024,000
                         Notes receivable                                                --               ---
                         Other current assets                                       173,000           246,000
                                                                               ------------      ------------
                             Total current assets                                 4,210,000         3,369,000
                                                                               ------------      ------------

                    Investment in Jordan Pharmaceuticals                                ---           600,000

                    Fixed assets, net                                             4,384,000         4,661,000

                    Deferred debt financing expenses                                465,000            10,000
                    Patents, net of amortization                                    335,000           252,000
                    Other assets                                                    253,000           260,000
                                                                               ------------      ------------
                                                                               $  9,647,000      $  9,152,000
                                                                               ============      ============


                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    Current liabilities:
                         Current portion of long-term debt                     $    899,000      $  1,811,000
                         Note payable                                             1,340,000           250,000
                         Accounts payable and accrued expenses                      786,000           528,000
                         Accrued interest payable                                    55,000            28,000
                         Accrued vacation                                           202,000           196,000
                         Other accrued employee costs                               226,000           213,000
                         Product replacement costs                                      ---           222,000
                         Deferred revenue                                               ---           875,000
                                                                               ------------      ------------
                             Total current liabilities                            3,508,000         4,123,000
                                                                               ------------      ------------

                    Other long-term debt, net                                     2,262,000         2,403,000
                    Redeemable common stock warrants                                149,000           149,000
                    Commitments and contingencies                                        --                --

                    Shareholders' equity:
                         Convertible preferred stock, no par value,
                         3,000,000
                         authorized, no shares issued and outstanding                    --                --
                         Common stock, no par value, 25,000,000 authorized,
                         14,083,807 and 12,793,165 shares issued and             71,833,000        65,349,000
                         outstanding
                         Accumulated deficit                                    (68,105,000)      (62,872,000)
                                                                               ------------      ------------
                             Total shareholders' equity                           3,728,000         2,477,000
                                                                               ------------      ------------
                                                                               $  9,647,000      $  9,152,000
                                                                               ============      ============

                                 BIO-PLEXUS, INC

                            STATEMENTS OF OPERATIONS

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                   1999                 1998                 1997
                                                               -----------          ------------         ------------
          Revenue:
            Product                                            $ 5,498,000          $  5,086,000         $  3,542,000
            Services                                             1,426,000             4,171,000                  ---
            Licensing fees                                         100,000                50,000            1,500,000
                                                               -----------          ------------         ------------
                 Total revenue                                   7,024,000             9,307,000            5,042,000
                                                               -----------          ------------         ------------

          Costs and expenses:
            Product                                              3,754,000             6,355,000            5,764,000
            Services                                                87,000               267,000                  ---
            Research and development                             1,112,000               463,000            1,056,000
            Selling, general and administrative                  4,937,000             4,593,000            6,748,000
                                                               -----------          ------------         ------------
                 Total operating costs and expenses              9,890,000            11,678,000           13,568,000
                                                               -----------          ------------         ------------

          Operating Loss                                        (2,866,000)           (2,371,000)          (8,526,000)
                                                                -----------           -----------          -----------

          Financing Expenses:
            Amortization of deferred debt financing                266,000                63,000              382,000
            Other financing expense                              2,158,000               633,000            3,551,000
            Other income                                           (57,000)             (107,000)            (147,000)
                                                               -----------          ------------         ------------
                 Total financing expenses                        2,367,000               589,000            3,786,000
                                                               -----------          ------------         ------------

          Net loss                                              (5,233,000)           (2,960,000)         (12,312,000)
          Less:  Imputed dividend on preferred stock                   ---                   ---              500,000
                                                               -----------          ------------         ------------

          Net loss applicable to common stock                  $(5,233,000)         $ (2,960,000)        $(12,812,000)
                                                               ===========          ============         ============


          Net loss (basic and diluted) per common share        $      (0.39)        $      (0.24)        $      (1.37)
                                                               ============         ============         ============


          Weighted average common shares outstanding            13,540,922            12,263,870            9,320,800
                                                               ===========          ============         ============

                                BIO-PLEXUS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                     1999                 1998                 1997
                                                                 ------------         ------------         ------------
         CASH FLOWS FROM OPERATING ACTIVITIES
         Net loss                                                $(5,233,000)         $ (2,960,000)        $(12,812,000)
         Adjustments to reconcile net loss to cash used
          by operating activities:
              Depreciation and amortization                          552,000               923,000            1,343,000
              Inducement expense on conversion                                                                  640,000
              Imputed dividend                                                                                  500,000
              Writedown of equipment to net realizable               280,000             1,359,000              512,000
              value
              Amortization of deferred debt financing                266,000                63,000              382,000
              expenses
              Amortization of debt discount                        1,747,000                59,000            1,819,000

              Decrease (increase) in assets:
                Accounts receivable                                 (334,000)             (169,000)              (9,000)
                Inventories                                         (238,000)             (117,000)             (51,000)
                Notes receivable                                                           152,000
              Increase (decrease) in liabilities:
                Accounts payable and accrued expenses                248,000               (91,000)          (1,074,000)
                Accrued interest payable                              27,000                 2,000               (1,000)
                Accrued vacation and other accrued                    19,000               (43,000)             (10,000)
                employee costs
                Accrued product replacement costs                   (222,000)              222,000
                (Decrease) increase in deferred revenue             (875,000)               34,000              841,000
              Other                                                 (188,000)              155,000              164,000
                                                                 ------------         ------------         ------------
                  Net cash used in operating activities           (3,961,000)             (411,000)          (7,756,000)
                                                                 -----------          ------------         ------------

         CASH FLOWS FROM INVESTING ACTIVITIES
         Purchases and construction of fixed assets                 (536,000)              (82,000)            (409,000)
         Long-term investments                                       627,000              (600,000)
         Cost of patents                                            (103,000)             (115,000)            (108,000)
                                                                 -----------          ------------         ------------
                  Net cash used in investing activities              (12,000)             (797,000)            (517,000)
                                                                 -----------          ------------         ------------

         CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from sale of convertible preferred stock                                                    5,000,000
         Proceeds from sale of common stock                        1,100,000             1,250,000            2,493,000
         Proceeds from exercise of common stock warrants                                                        282,000
         Proceeds from exercise of common stock options               91,000                29,000               50,000
         Redemption of common stock                                                        (20,000)
         Proceeds from long-term debt                              2,060,000               300,000            4,700,000
         Increase in notes payable                                 2,750,000               250,000
         Proceeds from sale and leaseback                            137,000                                    369,000
         Repayments of long-term debt                             (1,833,000)           (1,568,000)          (4,441,000)
                                                                 -----------          ------------         ------------
                  Net cash provided by financing activities        4,305,000               241,000            8,453,000
                                                                 -----------          ------------         ------------

                    Net (decrease) increase in cash and
                    cash Equivalents                                 332,000              (967,000)             180,000
                  Cash and cash equivalents, beginning of
                           Period                                    535,000             1,502,000            1,322,000
                                                                 -----------          ------------         ------------
                  Cash and cash equivalents, end of period       $   867,000          $    535,000         $  1,502,000
                                                                 ===========          ============         ============

         Supplemental cash flow disclosures:
              Cash payments of interest                          $   412,000          $    572,000         $  1,093,000
              Cash payments of income taxes                            4,000                 4,000                9,000
              Surrender of debt upon warrant exercise                                                         2,265,000
              Surrender of debt upon conversion to equity             83,000                                  5,787,000